UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 12, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 12, 2015, Shafter Solar, LLC (Borrower), an indirect subsidiary of NextEra Energy Partners LP (NEP), borrowed approximately $31 million under a limited-recourse term loan agreement. The proceeds from the term loan were used to reimburse a subsidiary of NEP for a portion of its cost to acquire a 20 megawatt utility-scale solar generating facility in California (Shafter). Interest on the term loan is fixed at 4.52% and is payable quarterly. The first principal payment on the term loan is due in October 2015, and is payable semi-annually thereafter through April 2033. The term loan is secured by the assets of, and the equity interests in, the Borrower. The financing documents relating to the term loan contain default and related acceleration provisions for, among other things, the failure to make required payments or to observe other covenants in the financing documents, actions by the Borrower or other parties under specified agreements relating to Shafter, the termination of such specified agreements and certain bankruptcy-related events.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

During the period June 17, 2015 through July 1, 2015, members of NextEra Energy Partners, LP's (NEP) senior executive and senior management teams plan to meet with various investors and discuss, among other topics, reaffirmation of NEP's previously disclosed adjusted EBITDA expectations (projected revenue plus the earnings impact from the amortization of convertible investment tax credits less fuel expense, project operating expenses, a portion of corporate general and administrative expenses, plus other income, less other deductions) of approximately $400 million to $440 million and $580 million to $620 million and cash available for distribution (CAFD) expectations of approximately $100 million to $120 million and $170 million to $190 million for the years ending December 31, 2015 and 2016, respectively. These results are expected to support a distribution level at an annualized rate of at least $1.13 per unit, assuming, among other things, normal weather and operating conditions, public policy support for wind and solar development and construction, market demand and transmission expansion support for wind and solar development and access to capital at reasonable cost and terms, by the end of 2015 or possibly slightly earlier. As previously disclosed, after 2015, NEP expects per unit distributions to grow about 12 to 15 percent per year for at least the next five years, assuming current market conditions. NEP's adjusted EBITDA and CAFD expectations should be viewed in conjunction with NEP's cautionary statements and risk factors set forth below. Adjusted EBITDA and CAFD do not represent substitutes for net income, as prepared in accordance with generally accepted accounting principles.

Investors and other interested parties can access a copy of the presentation materials at www.NextEraEnergyPartners.com.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy Partners, LP (together with its subsidiaries, NEP) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEP’s control. Forward-looking statements in this Form 8-K include, among others, statements concerning cash available for distributions expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEP and its business and financial condition are subject to risks and uncertainties that could cause NEP’s actual results to differ materially from those expressed or implied in the forward-looking statements, or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: NEP has a limited operating history and its projects may not perform as expected; NEP’s ability to make cash distributions to its unitholders is affected by wind and solar conditions at its projects; operation and maintenance of energy projects involve significant risks that could result in unplanned power outages or reduced output; the wind turbines at some of NEP’s projects and at some of NextEra Energy Resources, LLC’s (NEER) right of first offer projects (ROFO Projects) are not generating the amount of energy estimated by their manufacturers’ original power curves, and the manufacturers may not be able to restore energy capacity at the affected turbines; NEP depends on certain of the projects in its portfolio for a substantial portion of its anticipated cash flows; terrorist or similar attacks could impact NEP’s projects or surrounding areas and adversely affect its business; NEP’s energy production may be substantially below its expectations if a natural disaster or meteorological conditions damage its turbines, solar panels, other equipment or facilities; NEP is not able to insure against all potential risks and it may become subject to higher insurance premiums; warranties provided by the suppliers of equipment for NEP’s projects may be limited by the ability of a supplier to satisfy its warranty obligations or if the term of the warranty has expired or liability limits, which could reduce or void the warranty protections, or the warranties may be insufficient to compensate NEP’s losses; supplier concentration at certain of NEP’s projects may expose it to significant credit or performance risks; NEP relies on interconnection and transmission facilities of third parties to deliver energy from its projects and, if these facilities become unavailable, NEP’s projects may not be able to operate or deliver energy; NEP’s business is subject to liabilities and operating restrictions arising from environmental, health and safety laws and regulations; NEP’s projects may be adversely affected by legislative changes or a failure to comply with applicable energy regulations; NEP’s partnership agreement restricts the voting rights of unitholders owning 20% or more of its common units, and under certain circumstances this could be reduced to 10%; NEP does not own all of the land on which the projects in its portfolio are located and its use and enjoyment of the property may be adversely affected to the extent that there are any lienholders or leaseholders that have rights that are superior to NEP’s rights or the U.S. Bureau of Land Management suspends its federal rights-of-way grants; NEP is subject to risks associated with litigation or administrative proceedings that could materially impact its operations, including future proceedings related to projects it subsequently acquires; the Summerhaven, Conestogo and Bluewater projects are subject to Canadian domestic content requirements under their Feed-in-Tariff (FIT) contracts; NEP’s cross-border operations require NEP to comply with anti-corruption laws and regulations of the U.S. government and non-U.S. jurisdictions; NEP is subject to risks associated with its ownership or acquisition of projects that remain under construction, which could result in its inability to complete construction projects on time or at all, and make projects too expensive to complete or cause the return on an investment to be less than expected; NEP relies on a limited number of energy sale counterparties and NEP is exposed to the risk that they are unwilling or unable to fulfill their contractual obligations to NEP or that they otherwise terminate their agreements with NEP; NEP may not be able to extend, renew or replace expiring or terminated agreements, such as its power purchase agreements (PPAs), Renewable Energy Standard Offer Program (RESOP) Contracts and FIT Contracts, at favorable rates or on a long-term basis; if the energy production by or availability of NEP’s U.S. projects is less than expected, they may not be able to satisfy minimum production or availability obligations under NEP's U.S. project entities’ PPAs; NEP’s growth strategy depends on locating and acquiring interests in additional projects consistent with its business strategy at favorable prices; NextEra Energy Operating Partners, LP’s (NEP OpCo) partnership agreement requires that it distribute its available cash, which could limit its ability to grow and make acquisitions; lower prices for other fuel sources reduce the demand for wind and solar energy; government regulations providing incentives and subsidies for clean energy could change at any time and such changes may negatively impact NEP’s growth strategy; NEP’s growth strategy depends on the acquisition of projects developed by NextEra Energy, Inc. (NEE) and third parties, which face risks related to project siting, financing, construction, permitting, the environment, governmental approvals and the negotiation of project development agreements; NEP’s ability to effectively consummate future acquisitions depends on its ability to arrange the required or desired financing for acquisitions; acquisitions of existing clean energy projects involve numerous risks; renewable energy procurement is subject to U.S. state and Canadian provincial regulations, with relatively irregular, infrequent and often competitive procurement windows; while NEP currently owns only wind and solar projects, NEP may acquire other sources of clean energy, including natural gas and nuclear projects, and may expand to include other types of assets including transmission projects, and any future acquisition of non-renewable energy projects, including transmission projects, may present unforeseen challenges and result in a competitive disadvantage relative to NEP’s more-established competitors. A failure to successfully integrate such acquisitions with NEP’s then-existing projects as a result of unforeseen operational difficulties or otherwise, could have a material adverse effect on NEP's business, financial condition, results of operations and ability to grow its business and make cash distributions to its unitholders; NEP faces substantial competition primarily from regulated utilities, developers, independent power producers (IPPs), pension funds and private equity funds for opportunities in North America; restrictions in NEP OpCo's subsidiaries’ revolving credit facility could adversely affect NEP’s business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP's cash distributions to its unitholders may be reduced as a result of restrictions on NEP’s subsidiaries’ cash distributions to NEP under the terms of their indebtedness; NEP’s subsidiaries’ substantial amount of indebtedness may adversely affect NEP’s ability to operate its business and its failure to comply with the terms of its subsidiaries’ indebtedness could have a material adverse effect on NEP’s financial condition; currency exchange rate fluctuations may affect NEP’s operations; NEP is exposed to risks inherent in its use of interest rate swaps; NEE exercises substantial influence over NEP and NEP is highly dependent on NEE and its affiliates; NEP is highly dependent on credit support from NEE and its affiliates; NEP's subsidiaries may default under contracts or become subject to cash sweeps if credit support is terminated, if NEE or its affiliates fail to honor their obligations under credit support arrangements, or if NEE or another credit support provider ceases to satisfy creditworthiness requirements, and NEP will be required in certain circumstances to reimburse NEE for draws that are made on credit support; NEER or one of its affiliates is permitted to borrow funds received by NEP’s subsidiaries, including NEP OpCo, as partial consideration for its obligation to provide credit support to NEP, and NEER will use these funds for its own account without paying additional consideration to NEP and is obligated to return these funds only as needed to cover project costs and distributions or as demanded by NEP OpCo; NEP's financial condition and ability to make distributions to its unitholders, as well as its ability to grow distributions in the future, is highly dependent on NEER’s performance of its obligations to return a portion of these funds; NEP may not be able to consummate future acquisitions from NEER; NextEra Energy Partners GP, Inc. (NEP GP), NEP’s general partner, and its affiliates, including NEE, have conflicts of interest with NEP and limited duties to NEP and its unitholders and they may favor their own interests to the detriment of NEP and holders of NEP’s common units; NEE and other affiliates of NEP GP are not restricted in their ability to compete with NEP; NEP may be unable to terminate the management services agreement among NEP, NextEra Energy Management Partners, LP (NEE Management), NEP OpCo and NEP GP (Management Services Agreement); if NEE Management terminates the Management Services Agreement, NEER terminates the management services subcontract between NEE Management and NEER (Management Sub-Contract) or either of them defaults in the performance of its obligations thereunder, NEP may be unable to contract with a substitute service provider on similar terms, or at all; NEP's arrangements with NEE limit NEE’s liability, and NEP has agreed to indemnify NEE against claims that it may face in connection with such arrangements, which may lead NEE to assume greater risks when making decisions relating to NEP than it otherwise would if acting solely for its own account; the credit and risk profile of NEP GP and its owner, NEE, could adversely affect any NEP credit ratings and risk profile, which could increase NEP’s borrowing costs or hinder NEP’s ability to raise capital; NEP's ability to make distributions to its unitholders depends on the ability of NEP OpCo to make cash distributions to its limited partners; if NEP incurs material tax liabilities, NEP's distributions to its unitholders may be reduced, without any corresponding reduction in the amount of the IDR fee (as defined in the Management Services Agreement) payable to NEE Management under the Management Services Agreement; holders of NEP’s common units have limited voting rights and are not entitled to elect its general partner or its general partner’s directors; NEP’s partnership agreement restricts the remedies available to holders of NEP’s common units for actions taken by its general partner that might otherwise constitute breaches of fiduciary duties; NEP’s partnership agreement replaces NEP GP’s fiduciary duties to holders of NEP’s common units with contractual standards governing its duties; even if holders of NEP's common units are dissatisfied, they cannot initially remove NEP GP, as NEP's general partner, without NEE's consent; NEP GP’s interest in NEP and the control of NEP GP may be transferred to a third party without unitholder consent; the IDR fee may be transferred to a third party without unitholder consent; NEP may issue additional units without unitholder approval, which would dilute unitholder interests; reimbursements and fees owed to NEP GP and its affiliates for services provided to NEP or on NEP’s behalf will reduce cash distributions to or from NEP OpCo and from NEP to NEP's unitholders, and the amount and timing of such reimbursements and fees will be determined by NEP GP and there are no limits on the amount that NEP OpCo may be required to pay; discretion in establishing cash reserves by NextEra Energy Operating Partners GP, LLC (NEE Operating GP), the general partner of NEP OpCo, may reduce the amount of cash distributions to NEP’s unitholders; while NEP’s partnership agreement requires NEP to distribute its available cash, NEP’s partnership agreement, including provisions requiring NEP to make cash distributions, may be amended; NEP OpCo can borrow money to pay distributions, which would reduce the amount of credit available to operate NEP’s business; increases in interest rates could adversely impact the price of NEP's common units, NEP’s ability to issue equity or incur debt for acquisitions or other purposes and NEP's ability to make cash distributions to its unitholders; the price of NEP’s common units may fluctuate significantly and unitholders could lose all or part of their investment and a market that will provide unitholders with adequate liquidity may not develop; the liability of holders of NEP’s common units, which represent limited partnership interests in NEP, may not be limited if a court finds that unitholder action constitutes control of NEP’s business; unitholders may have liability to repay distributions that were wrongfully distributed to them; except in limited circumstances, NEP GP has the power and authority to conduct NEP’s business without unitholder approval; contracts between NEP, on the one hand, and NEP GP and its affiliates, on the other hand, will not be the result of arm's-length negotiations; unitholders have no right to enforce the obligations of NEP GP and its affiliates under agreements with NEP; NEP GP decides whether to retain separate counsel, accountants or others to perform services for NEP; the New York Stock Exchange does not require a publicly traded limited partnership like NEP to comply with certain of its corporate governance requirements; NEP’s future tax liability may be greater than expected if NEP does not generate net operating losses (NOLs) sufficient to offset taxable income or if tax authorities challenge certain of NEP’s tax positions; NEP’s ability to utilize NOLs to offset future income may be limited; NEP will not have complete control over NEP’s tax decisions; a valuation allowance may be required for NEP’s deferred tax assets; distributions to unitholders may be taxable as dividends. NEP discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2014 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NEP undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 16, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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